Exhibit 99.4

Merger of CECO Environmental Corp. and PMFG, Inc.

Talking Points for Telephone Calls to Key Customers, Suppliers and Others

•	This is .

•	With me this morning/afternoon is .

•	We wanted to make a personal phone call to advise you of a press release issued by PMFG, the parent company of Peerless Mfg. Co. earlier today.

•	When we get off the phone call, I will email you a copy of the press release but in summary the press release announced the acquisition of PMFG by CECO Environmental Corp.

•	To the extent you are not familiar with CECO, they are:

•	A leading global environmental technology company focused on critical solutions in the product recovery, air pollution control, fluid handling and filtration industries.

•	CECO is a public company headquartered in Cincinnati, Ohio. Their common stock trades on Nasdaq under the ticker symbol CECE.

•	There are a number of steps that must be completed before the transaction closes, which is expected to occur in the third quarter of the calendar year.

•	(Customers) I want to assure you of our commitment to continue to meet the needs of our customers. The announced transaction will have no immediate impact on your service team, (your project in process / the outstanding project proposal).

•	(Suppliers) The success of Peerless is due in part to the strength of our relationship with key suppliers, advisors, and partners. The announced transaction will have no immediate impact on our current relationship.

•	As I said earlier, I will be sending you a copy of the press release. Please forward the press release to others within your organization that you think should be aware of the transaction.

•	That is all I wanted to cover this morning/afternoon but I will pause to see if you have any initial questions.

•	Thanks again for your time and I will get the press release over to you shortly.

NOTE: If the party asks a question that you do not know the answer to or that you are not comfortable responding, please commit to follow back up with them after you have obtained an answer to their question. Do not speculate or assume any responses. Any negative feedback or concerns raised by the party should be brought to the attention of your Business Unit leader or Peter Burlage, as soon as possible.

REQUIRED LEGAL DISCLOSURE

Important Information for Investors and Stockholders

The information in these talking points is not a substitute for the prospectus/proxy statement that CECO Environmental Corp. (“CECO”) and PMFG, Inc. (“PMFG”) will file with the SEC, which will include a prospectus with respect to shares of CECO common stock to be issued in the merger and a proxy statement of each of CECO and PMFG in connection with the merger between CECO and PMFG (the “Prospectus/Proxy Statement”). The Prospectus/Proxy Statement will be sent or given to the stockholders of CECO and PMFG when it becomes available and will contain important information about the merger and related matters, including detailed risk factors. CECO’S AND PMFG’S SECURITY HOLDERS ARE ADVISED TO READ THE PROSPECTUS/PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Prospectus/Proxy Statement and other documents that will be filed with the SEC by CECO and PMFG will be available without charge at the SEC’s website, www.sec.gov, or by directing a request when such a filing is made to (1) CECO Environmental Corp., by mail at 4625 Red Bank Road Suite 200, Cincinnati, Ohio 45227, Attention: Investor Relations, by telephone at 800-333-5475 or by going to CECO’s Investor page on its corporate website at www.cecoenviro.com; or (2) PMFG, Inc., by mail at 14651 North Dallas Parkway, Suite 500, Dallas, Texas 75254, Attention: Investor Relations, by telephone at 877-879-7634, or by going to PMFG, Inc.’s Investors page on its corporate website at www.pmfginc.com. A final proxy statement or proxy/prospectus statement will be mailed to stockholders of CECO and PMFG as of their respective record dates.

The information in these talking points is neither an offer to sell nor the solicitation of an offer to sell, subscribe for or buy any securities, a solicitation of any vote or approval in any jurisdiction pursuant to the proposed transactions or otherwise.

Proxy Solicitation

CECO and PMFG, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transactions and may have direct or indirect interests in the proposed transactions. Information about the directors and executive officers of CECO is set forth in the proxy statement for its 2015 annual meeting of shareholders filed with the SEC on April 10, 2015, and in its Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed with the SEC on March 18, 2015. Information about the directors and executive officers of PMFG is set forth in the proxy statement for its 2014 annual meeting of shareholders filed with the SEC on October 16, 2014, and in its Annual Report on Form 10-K for the fiscal year ended June 28, 2014 filed with the SEC on September 10, 2014. Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the Prospectus/Proxy Statement for such proposed transactions when it becomes available.

Safe Harbor for Forward-Looking Statements

Any statements contained in these talking points other than statements of historical fact, including statements about management’s beliefs and expectations of the proposed merger and related transactions and future results, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and should be evaluated accordingly. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties include the ability to complete the proposed merger and related transactions between CECO and PMFG; the receipt of regulatory and shareholder approvals; the availability of financing contemplated by the bank commitment obtained by CECO; the ability to successfully integrate CECO’s and PMFG’s operations, product lines, technologies and employees; the ability to realize revenue and customer growth opportunities, combined revenue goals, marketing and cost synergies from the proposed merger between CECO and PMFG in a timely manner or at all; factors related to the businesses of CECO and PMFG including economic, political and financial market conditions generally and economic conditions in CECO’s and PMFG’s target markets; the effect of the merger and related transactions on each of CECO’s and PMFG’s infrastructure, resources, and existing sales; the ability to expand operations in both new and existing markets; changes in or developments with respect to any litigation or investigation; unknown, underestimated or undisclosed commitments or liabilities; the potential impact of the announcement or consummation of the proposed transactions on the parties’ relationships with third parties, which may make it more difficult to maintain business and operational relationships; the substantial amount of debt expected to be incurred in connection with the proposed merger and CECO’s ability to repay or refinance it, incur additional debt in the future or obtain a certain debt coverage ratio; diversion of management time from each of CECO’s and PMFG’s ongoing operations; the impact of federal, state or local government regulations; and the effect of competition in the air pollution control and industrial ventilation industry.

These and other risks and uncertainties are discussed in more detail in CECO’s and PMFG’s current and future filings with the SEC, including CECO’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 under the heading “Item 1A. Risk Factors,” which was filed with the SEC on March 18, 2015 and PMFG’s Annual Report on Form 10-K for the fiscal year ended June 28, 2014 under the heading “Item 1A. Risk Factors,” which was filed with the SEC on September 10, 2014. Many of these risks are beyond management’s ability to control or predict. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material aspects from those currently anticipated. Investors are cautioned not to place undue reliance on such forward-looking statements as they speak only as of the date the statement is made. All forward-looking statements attributable to CECO or PMFG or persons acting on behalf of either CECO or PMFG are expressly qualified in their entirety by the cautionary statements and risk factors contained in these talking points, and CECO’s and PMFG’s respective filings with the SEC. CECO and PMFG disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.